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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 1996

                       WESTINGHOUSE ELECTRIC CORPORATION
                          (Exact name of registrant as

                           specified in its charter)

       Pennsylvania                   1-977                   25-0877540
  -------------------------        ------------          ----------------------
    (State or other juris-         (Commission               (IRS Employer
  diction of incorporation)        File Number)          Identification Number)

Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.           15222-1384
- ---------------------------------------------------           ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:          (412) 244-2000
                                                             --------------


                               Page 1 of 5 Pages
                            Exhibit Index on Page 4


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Item 5.  OTHER EVENTS

         On June 20, 1996, the registrant issued a press release announcing a merger agreement involving the registrant and Infinity Broadcasting Corp., a copy of which is attached hereto as Exhibit 99 and is incorporated in its entirety.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                (c)      Exhibits

         A press release issued by the registrant on June 20, 1996, is filed as
Exhibit 99 to this Report.

                               Page 2 of 5 Pages


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WESTINGHOUSE ELECTRIC CORPORATION
                                                       (Registrant)

                                             By: /s/ Fredric G. Reynolds
                                                -----------------------------
                                                Fredric G. Reynolds
                                                Executive Vice President and
                                                Chief Financial Officer

Date:  June 20, 1996

                               Page 3 of 5 Pages


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                                 EXHIBIT INDEX

   Exhibit No  .                  Description               Sequential Page No.

       99                 A press release issued by the              5
                            Company on June 20, 1996.


                               Page 4 of 5 Pages